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                     Supplement dated December 14, 1998 to
                       Prospectus dated May 1, 1998 for

    Pacific Select Estate Preserver and Pacific Select Estate Preserver II
        Last Survivor Flexible Premium Variable Life Insurance Policies Issued by Pacific Life Insurance Company (each a "Prospectus")

     As of the date of this supplement, Death Benefit Options C and D are now available. If you already own or have applied for a Policy as of the date of this supplement, you may change your current Death Benefit Option to C or D if we receive your request for such a change by February 28, 1999. A change to Death Benefit Option C during this time does not require evidence of insurability. A change of Death Benefit Option D during this time requires evidence of insurability of both Insureds.

     The second sentence of the second paragraph on the SUMMARY OF THE POLICY:
Policy Values section and the last sentence of the fourth paragraph of the THE
POLICY: Death Benefit section of each Prospectus is replaced with the following:

     The death benefit may or may not increase or decrease depending upon several factors, including the death benefit option you select. Under Death Benefit Options A, B and D, for so long as your Policy remains in force the death benefit:

     .   will never be less than the Face Amount of your Policy, and
     . will always be sufficient to qualify the Policy as life insurance under IRC Section 7702.

     Under Death Benefit Option C, it is possible for your death benefit to be less than your Face Amount if total withdrawals and distributions exceed the amount of premiums paid. However, the death benefit will always be sufficient to qualify the Policy as life insurance under IRC Section 7702.

     The definition of "Face Amount" under IMPORTANT TERMS is changed to read:

     The amount shown as the Face Amount on the specification page of your Policy, including any additional increases or decreases. The Face Amount is generally the minimum death benefit while your Policy remains in force.


Form No. 15-21392